United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 28, 2018

Date of Report (Date of earliest event reported)

Atlantic Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38180	81-2717873

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Broadway, 36th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 912-8918

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

HF Group Holding Corporation (“HF”), Atlantic Acquisition Corp. (“Atlantic”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Atlantic common stock in respect of the proposed transaction described herein. Information about Atlantic’s directors and executive officers and their ownership of Atlantic’s common stock is set forth in Atlantic’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

In connection with the transaction described herein, Atlantic will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Atlantic will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ATLANTIC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ATLANTIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC, HF AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Atlantic with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Atlantic Acquisition Corp., 1250 Broadway, 36th Floor, New York, NY 10001.

This current report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transaction between Atlantic and HF and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the merger agreement between Atlantic and HF dated March 28, 2018 (the “Merger Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the Merger Agreement by the stockholders of Atlantic was not obtained; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of HF or Atlantic; (iv) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (v) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Atlantic’s common stock; (vi) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of HF to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (vii) risks related to successfully integrating the companies, which may result in the combined company not operating as effectively and efficiently as expected; and (viii) risks associated with the financing of the proposed transaction.

A further list and description of risks and uncertainties can be found in Atlantic’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 filed with the SEC, in Atlantic’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the proxy statement on Schedule 14A that will be filed with the SEC by Atlantic in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Atlantic, HF, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 1.01. Entry Into a Material Definitive Agreement

On March 28, 2018, Atlantic Acquisition Corp. (“Atlantic”) entered into a merger agreement (the “Merger Agreement”) with HF Group Merger Sub Inc., a wholly-owned subsidiary of Atlantic (the “Merger Sub”), and HF Group Holding Corporation (“HF”), a leading foodservice distributor operated by Chinese Americans serving Chinese/Asian restaurants, primarily Chinese takeout restaurants located in the southeastern United States.

Acquisition of HF; Acquisition Consideration

Upon the closing of the transactions contemplated in the Merger Agreement, Merger Sub will merge with and into HF, resulting in HF becoming a wholly owned subsidiary of Atlantic. The former shareholders of HF will receive 19,969,833 shares of Atlantic common stock as consideration for the merger.

The parties agreed that immediately following the closing of the Acquisition, Atlantic’s board of directors will consist of no more than seven directors, all of whom will be designated by HF.

Stockholder Approval

Prior to the consummation of the merger, the holders of a majority of Atlantic’s common stock attending a stockholder’s meeting (at which there is a quorum) must approve the transactions contemplated by the Merger Agreement (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, Atlantic must call a special meeting of its common stockholders and must prepare and file with the SEC a Proxy Statement on Schedule 14A, which will be mailed to all stockholders entitled to vote at the meeting.

Representations and Warranties

In the Merger Agreement, HF makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate organization of HF and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure; (e) accuracy of charter and governing documents; (f) affiliate transactions; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) insurance; (m) licenses and permits; (n) compliance with laws, including those relating to foreign corrupt practices and money laundering; (o) ownership of intellectual property; (p) employment and labor matters; (q) taxes and audits; (r) environmental matters; (s) brokers and finders; and (t) other customary representations and warranties.

In the Merger Agreement, Atlantic makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) brokers and finders; (d) capital structure; (e) validity of share issuance; (f) minimum trust fund amount; (g) Nasdaq listing; and (h) SEC filing requirements.

Conduct Prior to Closing; Covenants

HF has agreed to operate its business in the ordinary course prior to the closing of the Acquisition (with certain exceptions) and not to take certain specified actions without the prior written consent of Atlantic.

Atlantic has agreed to operate its business in the ordinary course prior to the closing of the Acquisition (with certain exceptions) and not to take certain specified actions without the prior written consent of HF.

The Merger Agreement also contains certain customary covenants, including covenants relating to:

●	Each party providing access to their books and records;

●	Each party providing their best efforts to complete the transactions contemplated by the Merger Agreement; and

●	HF being required to deliver the financial statements required by Atlantic to make applicable filings with the SEC.

Conditions to Closing

General Conditions

Consummation of the merger is conditioned on, among other things, (a) the absence of any order, stay, judgment or decree by any government agency or any litigation seeking to enjoin, modify, amend or prohibit the merger; (b) Atlantic having obtained the Stockholder Approval; and (c) Atlantic having at least $5,000,001 of net tangible assets at the closing of the merger.

HF’s Conditions to Closing

The obligations of HF to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon, among other things, each of the following:

●	Atlantic complying with all of its obligations required to be performed pursuant to the covenants in the Merger Agreement; and

●	the representations and warranties of Atlantic being true on and as of the closing date of the merger.

Atlantic’s Conditions to Closing

The obligations of Atlantic to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon, among other things, each of the following:

●	HF complying with all of its obligations required to be performed pursuant to the covenants in the Merger Agreement;

●	Atlantic completing its due diligence review of the HF; and

●	the representations and warranties of HF being true on and as of the closing date of the merger.

Indemnification

Certain significant stockholders of HF will indemnify the post-transaction company for (a) any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of the HF, (b) any actions by any third parties with respect to the business (including breach of contract claims, violations of warranties, trademark infringement, privacy violations, torts or consumer complaints) for any period on or prior to the closing date (c) the violation of any laws in connection with or with respect to the operation of the business on prior to the closing date, (d) any claims by any employee of HF with respect to any period or event occurring on or prior to the closing date, (e) the failure of HF to pay any taxes or to file any tax return with respect to any pre-closing period, or (f) any sales, use, transfer or similar tax imposed on Atlantic as a result of any transaction contemplated by the Merger Agreement. The indemnification shall survive for a period of 18 months following the closing. 15% of the consideration shares will be held in escrow for purposes of satisfying the indemnification obligations of the stockholders, with such shares being valued at $10.00 per share.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the closing by:

●	the mutual written agreement of HF and Atlantic;

●	Atlantic, if the closing has not occurred on or prior to September 30, 2018, provided that Atlantic is not in material breach of any of its obligations under the Merger Agreement, or on 15 days notice if HF is in breach of the Merger Agreement; or

●	HF, if the closing has not occurred on or prior to September 30, 2018, provided that HF is not in material breach of any of their obligations under the Merger Agreement, or on 15 days notice if Atlantic is in breach of the Merger Agreement.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement which is filed as Exhibit 2.1 hereto, and which is incorporated by reference in this report. Terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Item 9.01. Financial Statements and Exhibits

(c)       Exhibits:

Exhibit No.	Description

2.1*	Merger Agreement dated as of March 28, 2018

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 2, 2018

ATLANTIC ACQUISITION CORP.

By:	/s/ Richard Xu
Name: Richard Xu
Title: Chief Executive Officer